                                                                    Exhibit 10.6
                              AMENDMENT NO. 2 TO
                               PLEDGE AGREEMENT
                           RIVER HILLS WILSONS, INC.
                           -------------------------


          This Amendment No. 2 to PLEDGE AGREEMENT RIVER HILLS WILSONS, INC. (this "Amendment") is entered into as of this 31st day of July, 1997 between RIVER HILLS WILSONS, INC., a Minnesota corporation ("Pledgor") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, individually and as agent (in such capacity, "Agent") for the lenders ("Lenders") signatory to the Credit Agreement (as hereinafter defined). Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, Pledgor, Borrower (and certain Affiliates of Borrower), Agent and Lenders have entered into that certain Credit Agreement dated as of May 25, 1996, as heretofore amended and as further amended, supplemented, restated or otherwise modified from time to time (the "Credit Agreement");

          WHEREAS, Pledgor and Agent have entered into that certain Pledge Agreement dated as of May 25, 1996, as amended by that certain Amendment No. 1 to Pledge Agreement dated as of September 18, 1996 (as further amended, supplemented, restated or otherwise modified from time to time, the "Pledge Agreement"); and

          WHEREAS, Pledgor and Agent desire to enter into certain amendments to the Pledge Agreement in order to satisfy the condition set forth in Section 5.11 to the Credit Agreement, and as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Schedule I to the Pledge Agreement is hereby amended by inserting the following entry to the table contained therein:

                                                 Stock                 Minority
Name and Address                    Class of  Certificate  Number of    Shares
   of Pledgor        Stock Issuer     Stock     Number(s)    Shares   Outstanding
   ----------        ------------     -----     ---------    ------   -----------
River Hills            Wilsons       Common         1          100
Wilsons, Inc.       International
7401 Boone               Inc.
Avenue North
Brooklyn Park,
MN 55428

          2. This Amendment may be executed in counterparts with each such counterpart being considered an original and all such counterparts constituting one and the same document. THE TERMS OF THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (EXCLUSIVE OF ANY RULES AND AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                    RIVER HILLS WILSONS, INC., Pledgor


                                    By /s/ David L. Rogers
                                       -------------------------------
                                       Its President
                                           ---------------------------


Accepted and Acknowledged by:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent


By /s/ Trevor Clark
   -------------------------------
   Its Duly Authorized Signatory
       ---------------------------